UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2011

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 24, 2011 for the following purposes:

● To elect four members to our Board of Directors as Class III directors for a term of three years each;

● To hold an advisory vote on the compensation of our named executive officers;

● To hold an advisory vote on the frequency with which to hold future advisory votes on the compensation of our named executive officers;

● To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

● To consider and act upon a shareholder proposal to hold advisory votes on non-executive director compensation.

We had 216,973,964 outstanding shares of our Common Stock as of March 25, 2011, the record date for the Annual Meeting.  171,329,316 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Laura D.B. Laviada	164,193,045	1,479,866	56,460	5,599,945
Eyal M. Ofer	164,177,972	1,493,847	57,552	5,599,945
William K. Reilly	161,492,796	4,179,656	56,919	5,599,945
Arne Alexander Wilhelmsen	165,412,979	259,464	56,928	5,599,945

Each of the four nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

	Number	Percentage of Votes Cast
Votes For	158,999,559	96.1%
Votes Against	6,473,103	3.9%
Abstentions	256,709	—
Broker Non-Votes	5,599,945	—

The compensation of our named executive officers was approved on an advisory basis, having received a majority of the votes cast.

Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation

	Number	Percentage of Votes Cast
One Year	54,139,842	32.7%
Two Years	905,380	0.5%
Three Years	110,603,070	66.8%
Abstentions	81,079	—
Broker Non-Votes	5,599,945	—

A frequency of three years was approved on an advisory basis, having received a majority of the votes cast.

Ratification of the Auditors

	Number	Percentage of Votes Cast
Votes For	169,720,382	99.1%
Votes Against	1,528,609	0.9%
Abstentions	80,325	—
Broker Non-Votes	—	—

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified, having received a majority of the votes cast.

Shareholder Proposal Regarding Advisory Votes on Non-Executive Director Compensation

	Number	Percentage of Votes Cast
Votes For	3,084,297	1.9%
Votes Against	161,425,895	98.1%
Abstentions	1,219,179	—
Broker Non-Votes	5,599,945	—

The shareholder proposal to hold advisory votes on non-executive director compensation was not approved, having failed to receive the affirmative vote of a majority of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 27, 2011	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: